MULTIMEDIA GAMES™

MGAM: NASDAQ

Analyst Day

January 13, 2009

WinStar CASINOS

Safe Harbor

In addition to historical facts or statements of current conditions, this presentation contains forward-looking statements that involve risks and uncertainties within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the company's current expectations and beliefs but are not guarantees of future performance. As such actual results may vary materially from expectations.

The risks and uncertainties associated with the forward-looking statements are described in the company's filings with the Securities and Exchange Commission, including the Company's reports on Form 10-K and 10-Q. Multimedia Games assumes no obligation to publicly update or revise any forward-looking statements.

MULTIMEDIA GAMES

Agenda

Welcome

Market Overview: OK, MX, AL, NY,WA, Ontario

Product Strategy

Break

New Jurisdictions

Class III Sales

Q&A

Brian Campbell
CEO Chickasaw Nation Division of Commerce

Closing Comments

Tour of WinStar

MULTIMEDIA GAMES

Oklahoma Market Overview

MULTIMEDIA GAMES

Key Oklahoma Markets and Placements


MULTIMEDIA GAMES, INC
SELECTED OKLAHOMA FACILITIES AND 100-MILE CAPTURE AREAS
Wichita
Saint Louis Metro Area
Downstream Casino Resort
The Stables
Buffalo Run Casino
Bordertown
Million Dollar Elm Casino - Tulsa
Million Dollar Elm Casino - Sand Springs
Creek Nation Casino
Tulsa
Lucky Star Casino
Firelake Grand Casino
Newcastle Gaming
Riverwind Casino
Fort Smith
Lawton
Comanche Nation Casino
Kiowa Casino
Wichita Falls
Choctaw Casino Resort
Winstar World Casinos
Plano
Dallas Metro Area
Fort Worth
Abilene
Tyler
Waco
Decatur
CAPTURED POPULATION (GE 21 YOA)
WITHIN 100-MILES OF SELECTED FACILITIES
POPULATION (GE21)
* denotes non-MGAM facility
** denotes an MGAM facility without rev-share
Legend
Facilities
Classification
MGAM
MGAM (no rev-share)
Competitor
DISCLAIMER: The information on this figure is for general reference only. This information is provided "as is" and without warranties, expressed or implied, as to its accuracy or completeness.
MAP COMPILED: 1/07/2009
COMPILED BY: Scott Allen Tiller
DATA INFORMATION:
US Population Information (2000), US Census
Background Data: ESRI, 2006
MULTIMEDIA GAMES

CASINO	TYPE	REV SHARE	POPULATION (GE21)
Bordertown	MGAM	Y	441,824
Buffalo Run Casino	MGAM	Y	119,886
Choctaw Casino Resort**	MGAM	N	412,809
Comanche Nation Casino*	Competitor	N	148,858
Creek Nation Casino	MGAM	Y	441,336
Downstream Casino Resort*	Competitor	N	427,568
Firelake Grand Casino*	Competitor	N	193,985
Kiowa Casino	MGAM	Y	148,171
Lucky Star Casino	MGAM	Y	313,814
Million Dollar Elm Casino - Sand Springs	MGAM	Y	150,081
Million Dollar Elm Casino - Tulsa	MGAM	Y	211,470
Newcastle Gaming	MGAM	Y	495,710
Riverwind Casino	MGAM	Y	137,300
The Stables*	Competitor	N	38,361
Winstar World Casinos	MGAM	Y	3,433,038

Oklahoma Revenue and Unit Review

- **Oklahoma placements generated 58% of total fiscal '08 revenues**



Monthly Revenue
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
6,800
6,600
6,400
6,200
6,000
5,800
5,600
5,400
5,200
Oct-07
Dec-07
Feb-08
Apr-08
Jun-08
Aug-08
Revenue
Units

MULTIMEDIA GAMES

Oklahoma – Detailed Revenue Breakdown

		Annual Win	% of Total
WinStar	$	31,712,480	42%
Riverwind Casino		6,339,066	8%
Newcastle		5,119,845	7%
Creek Nation Tulsa		3,455,090	5%
Choctaw Casino Resort		3,017,620	4%
Million Dollar Elm Sand S		1,903,540	3%
Million Dollar Elm N. Tuls		1,758,769	2%
Lucky Star Casino Concho		1,644,085	2%
Choctaw Pocola		1,577,273	2%
Chisholm Trail Casino		1,435,206	2%
Others (33)		17,440,826	23%
	$	75,403,800	100%

MULTIMEDIA GAMES

Oklahoma Development Agreement Review

	Total Advanced		Balance as of 9/30/08	
Winstar	$	103.2	$	65.6
Riverwind	$	43.1	$	5.4
Other Chickasaw	$	21.9	$	1.6
Total	$	168.2	$	72.7

MULTIMEDIA GAMES

Oklahoma – Improving Our Market Position


Casino Expansions + Floor Share Increases + WPU Improvements + New Casinos
Improved Account Management
Improved Project Management
Improved Product Support
Focused Sales Effort
Value-Added Analysis

MULTIMEDIA GAMES

Oklahoma – Casino Expansion WinStar

- **Casino Expansions - WinStar**
  - Recently completed casino expansion



$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
Monthly Revenue
3,000
2,500
2,000
1,500
1,000
500
-
Oct-07
Dec-07
Feb-08
Apr-08
Jun-08
Aug-08
Oct-08
Dec-08
Revenue
Units

- **Product Summary**

	Pre-Expansion
MGAM Legacy	14
MGAM Class II	495
WMS	369
ATI	180

	Post-Expansion (30%)	Post-Expansion (20%)
MGAM Legacy	14	0
MGAM Class II	354	0
WMS	401	642
ATI	212	464
MGAM SIB	64	294

Property WPU Dilution

MGAM WPU Dilution

Casino Expansion - Tulsa Creek Nation

- **Excellent locations and facilities**

Total Units: 1,511



		Sept '08
MGAM Units		244
MGAM Revenue	$	318,616
WPU	$	218

Total Units: 2,750



Over 750 MGAM units with March 31 expansion opening

MULTIMEDIA GAMES

Oklahoma – Focus on WPU and Floor Share

Strategies

Theme Changes
Denom Changes
Conversion from Class II to III
(moved up to #3 Vendor on Riverwind floor)
Bank Moves
Pricing Testing
M11 and M11B
MGAM Mechanical Reels

Other: Riverwind Hotel Opening 2/15

Win Per Unit Improvements Lead to Floor Share Increases and Placements at New Casinos

MULTIMEDIA GAMES

Oklahoma – New Casinos

- **Cherokee Catoosa**



Total Units: 2,250
Recently added to our 11 units; Total = 99

MULTIMEDIA GAMES

Mexico Market Overview

MULTIMEDIA GAMES

Mexico Placements


MULTIMEDIA GAMES, INC
MEXICO FACILITIES
Monterey
Cumbres
Lindavista
Plaza Real
Miravalle Palace
Guadalupe
Garza Garcia
La Silla
Las Flores, Coacalco
Arboledas
Lomas Verdes
Tecnoparque
Polanco, Antara
Las Americas
Interlomas
Ciudad De Mexico
Miramontes
Andares
Guadalajara, La Gran
Guadalajara
Ciudadela
Acapulco La Gran Plaza
Acapulco Las Palmas
Legend
Mexico Facilities
Status
Currently Open
Planned 2009
Competition
DISCLAIMER: The information on this figure is for general reference only. This information is provided "as is" and without warranties, expressed or implied, as to its accuracy or completeness.
MAP COMPILED: 1/07/2009
COMPILED BY: Scott Allen Tiller
DATA INFORMATION:
Mexico Population Information (4/1999), CIESIN, Columbia University, NY
Background Data: ESRI, 2006
MULTIMEDIA GAMES

Mexico Revenue and Unit Review

- **Mexico placements generated 7% of total fiscal '08 revenues**



$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
Monthly Revenue
6,000
5,000
4,000
3,000
2,000
1,000
-
Oct-07
Dec-07
Feb-08
Apr-08
Jun-08
Aug-08
Revenue
Units

- **Significant unit growth**
- **Current WPU does not cover all related expenses**

MULTIMEDIA GAMES

Mexico Market Review

- **Evaluating strategies to improve win/unit figures at all sites**

	FACILITY	STATE	MGAM Units	Total Units	MGAM WPU for October
1	Lomas Verdes	D.F.	311	415	$196
2	Celaya	Guanajuato	195	255	$210
3	Las Flores, Coacalco	Coacalco	120	172	$213
4	Guadalajara, La Gran	Guadalajara, Jalisco	273	370	$713
5	Arboledas	Edo. De Mexico	269	377	$202
6	Polanco, Antara	D.F.	324	466	$415
7	Aguascalientes, Altaria	AGS	252	336	$310
8	Tecnoparque	D.F.	263	386	$65
9	Interlomas	Edo. De Mexico	16	16	$56
10	Puebla	Puebla	191	270	$347
11	Armand	D.F.	329	468	$270
12	Miramontes	D.F.	264	352	$340
13	Cancun	Q.R.	208	270	$281
14	Las Americas	D.F.	288	340	$144
15	Metepec	Edo. De Mexico	166	286	$207
16	Acapulco Las Palmas	Guerrero	196	280	$108
17	Plaza Real	Monterrey	269	385	$504
18	Lindavista	Monterrey	422	578	$534
19	Acapulco La Gran Plaza	Guerrero	180	268	$210
20	Puebla La Porta	Puebla	163	231	$264
	Total MGAM Units		**4,699**	**6,521**	$308

[1] In Mexican Pesos 1 peso = US$0.073

72% of all facility floors

MULTIMEDIA GAMES

Mexico Occupancy Analysis

Televisa Sites	Number of MGAM Machines Installed	Tuesday 12:00 p.m.	Tuesday 3:00 p.m.	Tuesday 6:00 p.m.	Tuesday 9:00 p.m.	Tuesday 12:00 a.m.	Saturday 12:00 p.m.	Saturday 3:00 p.m.	Saturday 6:00 p.m.	Saturday 9:00 p.m.	Saturday 12:00 a.m.
La Gran (Guadalajara)	256	11%	20%	33%	52%	21%	9%	28%	52%	64%	59%
Puebla	187	0%	1%	4%	11%	6%	0%	3%	6%	17%	23%
Centro Armand	324	0%	6%	12%	10%	6%	1%	6%	20%	20%	23%
Polanco (Antara)	322	0%	9%	12%	9%	6%	0%	7%	26%	32%	18%
Miramontes	260	0%	6%	13%	18%	6%	0%	13%	22%	28%	31%
Las Flores	120	0%	3%	11%	12%	4%	0%	8%	11%	30%	30%
Altaria (Aguascalientes)	251	3%	4%	8%	20%	11%	2%	8%	15%	35%	38%
Lomas Verdes	289	0%	3%	7%	13%	7%	0%	6%	19%	20%	22%
Plaza Kulkulcan (Cancun)	210	0%	1%	12%	15%	15%	0%	5%	14%	29%	24%
Arboledas	269	0%	7%	10%	11%	5%	0%	7%	14%	36%	32%
Parque Celaya	195	0%	3%	8%	15%	5%	2%	5%	14%	21%	17%
Las Americas	224	0%	9%	10%	7%	4%	1%	7%	17%	21%	13%
Metepec	165	0%	5%	5%	13%	7%	0%	4%	7%	24%	13%
Plaza Real (Monterrey)	269	9%	14%	19%	23%	9%	7%	14%	38%	41%	41%
Acapulco Plaza Las Palmas	165	0%	0%	3%	7%	8%	0%	4%	2%	13%	21%
Tecnoparque	261	0%	2%	3%	4%	1%	0%	2%	2%	10%	8%
Plaza Interlomas	16	0%	0%	19%	31%	0%	0%	0%	13%	0%	0%
Lindavista (Monterrey)	420	13%	16%	28%	28%	26%	9%	29%	40%	57%	65%
Puebla (La Porta)	163	2%	6%	9%	19%	17%	2%	7%	13%	29%	38%
Acapulco La Gran Plaza	180	2%	9%	14%	15%	9%	3%	13%	17%	22%	21%

Potential over supply = depressed return and reduces luck factor

MULTIMEDIA GAMES

Mexico – Current Payout Analysis

- **Pricing – Unrelated to luck factor**

# of Sessions	Actual Payout
107	Above 150%
146	Between 100-150%
65	Between 90-100%
127	Between 75-90%
251	Between 50-75%
213	Between 25-50%
93	Between 10-25%
99	Between 0-10%
1,101	

- **Common payouts are in the 93-95% range for 10 centavo machines**

MULTIMEDIA GAMES

Mexico - Pursuing Profitability Improvement Strategy

- **Pursuing a strategy to improve profitability**
  - **Maintain option value**
  - **Gain valuable international experience**
  - **Future growth potential**



Profitability
MGAM as a % of floor
70%

Direct:
- **Product diversity for AISA floors**
- **Decrease capital investment**
- **Decrease operating expenses**

Indirect:
- **Time and Resources**

MULTIMEDIA GAMES

Alabama Market Overview

MULTIMEDIA GAMES

Alabama – Revenue and Unit Review

- **Charity placements generated 11% of total fiscal '08 revenues**



Monthly Revenue
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
2,450
2,400
2,350
2,300
2,250
2,200
2,150
Oct-07
Dec-07
Feb-08
Apr-08
Jun-08
Aug-08
Revenue
Units

MULTIMEDIA GAMES

Alabama - Victoryland

- **Revenue decline**
  - Loss of systems
  - Lack of connectivity to IGT systems



	2008			
	Beg Units	End Units	Revenue	WPU
Victoryland - Old	1,424	1,395	$ 8,969,018	$ 87
Other AL	975	884	$ 5,292,597	$ 78
Total AL	2,399	2,279	$ 14,261,615	$ 84

	Jan 08	Sep 08	Change
Victoryland Units	3,000	4,500	50%
MGAM Revenue	$ 845,000	$ 512,000	-39%

Property will increase to 5,900 units (31%)

- **Placing 120 units to partially offset dilution**
- **Testing connectivity for return**

MULTIMEDIA GAMES

Victoryland (continued)




Victoryland

MULTIMEDIA GAMES

Victoryland (continued)





MULTIMEDIA GAMES

Victoryland (continued)





MULTIMEDIA GAMES

Additional Market Overview

MULTIMEDIA GAMES

New York

- **New York Lottery**
  - **Very strong relationships and 6 year history**
  - **Potential expansion in the market**
  - **A very valuable segment of our business, producing over $7m in revenues in 2008**

Total Units		12,960
2008 Revenue	$	7,010,385
% of MGAM Revenue		5.3%

- **Game Performance: Seneca Irving and Seneca Salamanca produced over $4m in MGAM revenue**

MULTIMEDIA GAMES

Washington and Ontario

- **Washington**
  - Overview
    - 2008 milestones: Installed our first Class III TITO system in WA and Class III host for unified ticketing
    - Player tracking – 9 of 25 sites available
    - Game license sales
    - Approximately half of annual WA revenues come from game rev share

Back Office Fees	$	3,634,941
Rev Share	$	3,699,651
Total	$	7,334,592
% of MGAM Revenue		5.6%

  - Opportunities
    - Machine placements and Player Tracking/Slot Management

- **Ontario**
  - Approaching final product development for the Ontario lottery
  - Potential revenue recognition in the second half of fiscal 2009

MULTIMEDIA GAMES

TTM Installed Base


17,500
17,000
16,500
16,000
15,500
15,000
14,500
14,000
13,500
14,419 Units
14,538 Units
14,463 Units
14,688 Units
14,931 Units
14,718 Units
15,155 Units
15,286 Units
15,877 Units
16,173 Units
16,599 Units
17,238 Units
1/08
2/08
3/08
4/08
5/08
6/08
7/08
8/08
9/08
10/08
11/08
12/08

MULTIMEDIA GAMES

Product Strategy

MULTIMEDIA GAMES™

2009 Strategic Initiatives

- **Focus Game Development**
  - Fewer products, better performance
- **Leverage System Products**
  - Monetize existing assets
- **Expand Strategic Alliances**
  - Target Partners with complementary capabilities

MULTIMEDIA GAMES

Focus Game Development

MULTIMEDIA GAMES

Focus Game Development

- **Historical development practices:**
  - Large portfolio of marginal product
  - Small group of key decision makers
    - **Limited data informing decisions**
- **Revised approach:**
  - Targeted portfolio of niche games and top performers
  - Development driven by informed, consumer-focused methodologies

MULTIMEDIA GAMES

Focus Game Development

- **Historical productivity inhibitors:**
  - Supporting multiple platforms
  - Quantity of dropped games



Dropped Games Per Year
120
100
80
60
40
20
0
2004
2005
2006
2007
2008

MULTIMEDIA GAMES

Focus Game Development

- Build Studio Model
- Implement Concept Testing
- Launch Class III
- Collapse Class II

MULTIMEDIA GAMES

Studio Model

- **Organize capabilities by product**
  - Proven manufacturing model
  - Improves productivity and talent development
- **Expand development team beyond Austin HQ**
  - Leverages experience from mature gaming markets
  - Protects current economies of scale

MULTIMEDIA GAMES

Studio Model

Studio	Focus
HQ Austin	• Frameworks • Hardware • Art Leadership
Studio 1 Class II Austin	• Porting • OK, AL, WA, CA, MX • Quality Assurance
Studio 2 Class II Austin	• Modifications • OK, AL, WA, CA, MX • Quality Assurance
Studio 3 Class III Austin	• Original Titles • Quality Assurance
Studio 4 * Class III NV (6/09)	• Original Titles • Math Leadership • Quality Assurance

* **Subject to licensing and regulatory approval – 6/09 is a target date only**

MULTIMEDIA GAMES

Concept Testing Model



Ideation
Thematic Testing
Prototype
Beta Test

MULTIMEDIA GAMES

Game Concept Testing – Step 1

- **Ideation**
  - "Blue Sky" formulations
    - **Concepts**
    - **Functions**
    - **Features**
  - Idea "war room" methodology
    - **No boundaries**
    - **Grounded in execution**
  - Early vetting
    - **Show concept in infant stages**
    - **Assess appeal**
    - **Make changes**
    - **Expand concept**
    - **Test against target demographic**
      - Varying locations to confirm findings

MULTIMEDIA GAMES

Game Concept Testing – Step 2

- **Thematic testing**
  - Performed on-line
    - **3,000-4,000 slot players**
  - Test:
    - **Titles**
    - **Licenses**
    - **Design elements**
    - **Features**
  - Use rank order and trade-off methodology
    - **Drill down to most appealing components**
  - Rigorous, pro-active testing of potential licensed titles
    - **Brand familiarity, likeability, popularity**
    - **Required elements**

MULTIMEDIA GAMES

Game Concept Testing – Step 3

- **Prototype**
  - Built to run on PC
  - Players recruited from "partner" casinos
  - Test for experience, enjoyment, understanding
  - Tested in various geographic regions to determine best market fit
    - **Local vs. destination**
  - Final stage prior to production

MULTIMEDIA GAMES

Game Concept Testing – Step 4

- **Beta Testing**
  - 90 day test period
  - Live installs
    - **Actual game and cabinet built to final specifications**
    - **Deploy at 15-25 casinos**
    - **Real customers using their own money**
    - **Supported with marketing intercepts**
  - Supplied with comparative and actual performance data
    - **Consistent floor placement to reduce variables**
  - Game performance measured against known "life cycle" play stages
    - **Initial play experience, bonus rounds, etc.**
  - Compare to previous game release beta results
    - **Create beta benchmarks**
    - **Predict game success**
- **Targeted Timing: 4/09**

MULTIMEDIA GAMES

Launch Class III

- **Multimedia's C3 products are live today**
  - Rhode Island and Oklahoma
- **Develop additional launch portfolio based on:**
  - Proven RI and OK game successes
  - Existing capabilities
    - **Leverage what we do well**
  - Immediate market opportunities
    - **Place quickly to identify top performers**

MULTIMEDIA GAMES

Launch Class III

- **Portfolio built around existing capabilities**
  - Strong New Cabinet Line:
    - **High-Definition (wide) cabinet games consistently out-perform floor avg.**
  - Community Gaming:
    - **Sport of Kings unveiled to strong reviews at G2E**
  - Tournament Features:
    - **Casino Commander ready for launch**
    - **First Class III install goes live at RI in Q2**

- **Immediate market opportunities**
  - Leverage existing licenses
    - **CA, NY**
      - Tribal licenses already in place
    - **Additional OK penetration**
    - **Establish MGAM C3 credibility**
  - Perfect library offering based on game performance
  - Implement broader sales strategy

MULTIMEDIA GAMES

Proven Performers

MULTIMEDIA GAMES™

Launch Class III

- **Leverage proven games - Newport RI:**
  - MGAM game performance exceeds competitive set by 15% - 50%

Metric	MGAM	OTHER AVERAGE
WPU	$154.39	$111.85
Avg. # Spins/ Terminal/Day	2,212	1,638

  - Time Frame 12/3/08-1/3/09
    - **Initial install of new C3 MGAM games**

MULTIMEDIA GAMES

Launch Class III

- **Leverage proven games - Newport RI:**
  - Growing portfolio of top producing games

Title	Cabinet	WPU	vs. Floor Avg.
Ernestine	Wide	$315.47	293%
Jambalaya Jackpot	Wide	$263.24	245%
Chameleon 15/450/88	Slim	$245.17	228%
Chameleon 15/450/90	Slim	$237.56	221%
Total Meltdown	Slim	$232.72	217%
Queen of the Desert	Wide	$168.35	157%
Pistol Packing Penny	Slim	$153.70	143%
Meltdown Core Reaction	Slim	$153.50	143%
Cash Quake	Wide	$152.74	142%

Launch Class III

- **Initial results indicate Multimedia's wide cabinet generates a WPU premium**
  - In RI, MGAM's wide banks outperform MGAM's slim banks by 63% - even with the same game:



GAME

Game Title	Slim WPU	Wide WPU	$ Variance	% Variance
Cash Quake	$94.27	$152.74	$58.47	62%
Queen of the Desert	$94.22	$168.35	$74.13	78%

MULTIMEDIA GAMES

Collapse Class II


Where we've been
Class II-1.2
Class II-2.0
MegaReels
MegaSkills
Lagniappe
C-TILG
Iowa
Israel
Malta
Sweeps
MX
What we've done
Class II
Class III
MX
WA
Ontario
End of 2008
Where we're going
M11 – SAS CIII
M11B – SAS CII
M11L – SAS Ltry
Ontario
End of 2009

MULTIMEDIA GAMES

Subject to licensing, regulatory approval and QA review

Collapse Class II

- **Benefits of reduced platforms**
  - Allows re-allocation of valuable resource
    - **Shift from game maintenance to game development**
  - Improves MGAM game interface with non-MGAM casino systems
    - **SAS-ready M11B will be only supported C2 platform**
  - Initial roll-out already underway
    - **AL release begins Q2 '09**

MULTIMEDIA GAMES

Focus Game Development

- **2009 Game Forecast:**
  - New game development focused on C3
  - Existing game development limited to platform collapse and enhanced re-releases

2009 Projected	C3	C2	WA	MX	Other	TOTAL
Initial Releases	29	0	3	1	12	45
Ports	0	5	12	0	0	17
Platform Conversions	6	44	7	9	0	66
Enhanced Releases	15	41	3	0	0	59
TOTAL	50	90	25	10	12	187

MULTIMEDIA GAMES

Leverage System Products

MULTIMEDIA GAMES™

Leverage System Products

- **Historical system practices:**
  - Systems were "value-add" products for existing game customers
    - **Developed ad-hoc at customer request**
    - **Customized development drained resources**
- **Revised Approach**
  - Create separate Systems Business unit
    - **Determine market value of current product lines**
    - **Define and launch supported products**
- **Formalize Business Unit**
- **Placement vs. Development**

MULTIMEDIA GAMES

Formalize Systems Business

- **Evaluate non-revenue customers**
  - Continuing support based on revenue potential
  - Eliminate future non-rev deals
- **Develop pricing strategy**
  - Maintenance and licensing agreements on operating systems
    - **Player Tracking, Slot Accounting**
  - Leases/purchase options on stand-alone hardware
    - **Kiosks**

MULTIMEDIA GAMES

Focused Systems Targets

- **High-potential Markets:**
  - "Best Overall" small to mid-market solution
    - **Up to 2,000 machines**
  - Intuitive products perfect for small staff operations
    - **Minimal training required**
  - Modular components
    - **Affordable alternative to larger, all-inclusive systems**

MULTIMEDIA GAMES

Focused Systems Targets

- **High-potential Products:**
  - Player Tracking
    - **Offers "plug and play" ease of use**
    - **Windows based, built-in promotional capabilities**
  - Casino Commander
    - **Highly anticipated product**
    - **Offers "flip of a switch" live tournaments on the gaming floor**
  - Slot Accounting
    - **Real-time, actionable data**
    - **Canned analytics for smaller slot departments**
  - Kiosks
    - **Ticketing**
    - **Promotional Entries**

MULTIMEDIA GAMES

Expand Strategic Alliances

- **Industry Alliances**
  - WMS: Partner since 1999
    - **Originated as C2 porting agreement**
    - **Expanded in 2006 to include C3**
    - **Agreement will end 6/09**
  - ATI: Partner since 2006
    - **Current content agreement for OK will expire 12/10**
    - **In discussion to extend agreement and expand scope to include C2 porting**
  - Identify new partners with complementary:
    - **Product offerings**
    - **Strategies**
    - **Distribution channels**

MULTIMEDIA GAMES

Class III Sales Strategy

MULTIMEDIA GAMES

Class III Sales Strategy

- Distinctive Products
- Game Performance
- Leverage Customer Contacts
- Build Relationships
- Service and Support
- Listen to the Customers
- Expand Into Established Commercial Gaming Markets

MULTIMEDIA GAMES

Product Strategy

- **Class III environment is highly competitive**
  - Innovation and good performance is always rewarded with floor space
  - MGAM strategy is to attack areas of the casino floor that are underserved with creative/innovative products
- **Product launch portfolio is well defined and targets three specific niches**

MULTIMEDIA GAMES

Product Portfolio Targets Three Niches

- **Community Gaming**
  - One of the hottest categories in gaming
  - Customers play against each other in a common bonus event
- **Wide Screen Low Denomination Video Slots**
  - The Player HD cabinet has received high marks for performance, comfort and approachability
  - Being introduced with five proven game titles
  - Planned library of 36 games for 2009
- **Tournaments**
  - Casino slot tournaments have been marketing events for decades
  - Commander Tournament System transforms old manual process into live action slot theatre with real time leader boards and countdown action broadcast on every machine and overhead display
  - Automates manual tournament process dramatically speeding up enrollment and reporting functions and reducing errors

MULTIMEDIA GAMES

Distinctive Products

- **Community Game**
  - Sport Of Kings
- **Player HD Wide Screen Titles**
  - Meltdown Core Reaction
  - Ernestine
  - Jambalaya Jackpots
  - Queen of the Desert
  - Texas Tornado

MULTIMEDIA GAMES

Sport of Kings

- **Community Game**
  - 5 Reel Video HD
  - 20 Lines
  - 300 Coins
  - Jackpot: 150,000 credits
  - Denomination: 1c
  - Target: 1c Player
  - Bonus
    - **Horse Race Bonus**


1¢
1¢

MULTIMEDIA GAMES

Subject to licensing, regulatory approval and QA review

Meltdown – Core Reaction

- **Player HD Wide Screen**
  - 5 Reel Video
  - 30 Lines
  - 150 Coins
  - Jackpot: 375,000 credits
  - Denom: 1c thru 50c
  - Target: Low Denom
  - 3 Bonuses
    - **Respins**
    - **Core Reaction Bonus**
    - **Meltdown Bonus**



MULTIMEDIA GAMES

Subject to licensing, regulatory approval and QA review

Ernestine

- **Player HD Wide Screen**
  - 9 Reel Video
  - 32 Lines
  - 256 Coins
  - Jackpot: 256,000 credits
  - Denom: 1c thru 25c
  - Target: Low Denom
  - 2 Bonuses
    - **2X Free Spins**
    - **Switchboard Bonus**


256,000
GAME

MULTIMEDIA GAMES

Subject to licensing, regulatory approval and QA review

Queen of the Desert

- **Player HD Wide Screen**
  - 5 Reel Video
  - 30 Lines
  - 300 Coins
  - Jackpot: 750,000 credits
  - Denom: 1c thru 25c
  - Target: Low Denom
  - 3 Bonuses
    - **Respin Bonus**
    - **Golden Statue Bonus**
    - **Mysteries of the Pyramid Bonus**


GAME

MULTIMEDIA GAMES

Subject to licensing, regulatory approval and QA review

Jambalaya Jackpot

- **Player HD Wide Screen**
  - 5 Reel Video HD
  - 20 Lines
  - 200 Coins
  - Jackpot: 100,000 credits
  - Denom: 1c thru 25c
  - Target: Low Denom
  - 3 Bonuses
    - **Free Spin Bonus**
    - **Skeeter Zap Bonus**
    - **Roux Stew Bonus**


WIN UP TO 100,000
JAMBALAYA JACKPOT
GAME

MULTIMEDIA GAMES

Subject to licensing, regulatory approval and QA review

Texas Tornado

- **Player HD Wide Screen**
  - 9 Reel Video HD
  - 32 Lines
  - 256 Coins
  - Jackpot: 256,000 credits
  - Denom: 1c thru 25c
  - Target: Low Denom
  - Bonus
    - **Texas Tornado Bonus**


256,000
1000
PLAY

Casino Commander Tournament System

- Real-time application
  - **Allows casinos to stage live tournaments on the floor at the flip of a switch**
- Player HD wide screen cabinet with second screen monitor
- Automated customer enrollment
- Detailed reporting and tracking
- Reel-time Tournament Leader Board
- Countdown and tournament clock



MULTIMEDIA GAMES

Subject to licensing, regulatory approval and QA review

Focus on the Customer

- **Game performance**
  - Deploy proven Class III performers in new casinos and markets
- **Leverage customer contacts**
  - New management team members bring significant Class III experience and relationships to company
- **Build relationships**
  - New sales structure and pursuing new jurisdictions
  - Accelerating Class III sales learning curve through training

MULTIMEDIA GAMES

Focus on the Customer

- **Service and support**
  - Establishing internal structure and process to serve each new jurisdiction entered
  - Putting in place service support organization for management of orders, configurations, parts and technical response
- **Listen to Customers**
  - Understand from customers what games and technologies they value

MULTIMEDIA GAMES

Phased Roll-Out

- **Phase I**
  - Oklahoma and Rhode Island: Now
- **Phase II**
  - California, New York Tribal, Florida Tribal: Q2'09
- **Phase III**
  - Minnesota, Wisconsin, Louisiana Tribal and Mississippi Tribal: Q3'09
- **Phase IV**
  - Connecticut, Louisiana, Mississippi, Michigan, Florida Tracks, Iowa, New Mexico: Q4'09
- **Phase V**
  - Nevada, Missouri, Illinois, Indiana, Colorado, New Jersey: 2010

MULTIMEDIA GAMES

Subject to licensing and regulatory approval – target dates only

Q & A

MULTIMEDIA GAMES

MULTIMEDIA GAMES™

MGAM: NASDAQ

Analyst Day

January 13, 2009

WinStar CASINOS